Exhibit 24

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Victor L. Lund as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitu-tion, for and on his or her behalf to execute, in any and all capacities, and to file with the Securities and Exchange Commission on behalf of American Stores Company under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto), with all exhibits thereto, and other documents in connection therewith, pursuant to which up to $800 million of American Stores Company debt securities are to be sold.

                   In witness whereof, the undersigned have executed this Power of Attorney on this 31st day of October, 1994.

               Signature                                 Title


                                                       Director
            Henry I. Bryant



         /s/ Arden B. Engebretsen                      Director
           Arden B. Engebretsen


         /s/ James B. Fisher                           Director
            James B. Fisher
                                                     Director
         Fernando R. Gumucio
                                                   Director
         John E. Masline

         /s/ Barbara S. Preiskel                       Director
          Barbara S. Preiskel


         /s/ J.L. Scott                                Director
              J. L. Scott

         /s/ Don L. Skaggs                           Director
             Don L. Skaggs


                                     PAGE
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                                POWER OF ATTORNEY

              KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Victor L. Lund as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and on his or her behalf to execute, in any and all capacities, and to file with the Securities and Exchange Commission on behalf of American Stores Company under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto), with all exhibits thereto, and other documents in connection therewith, pursuant to which up to $800 million of American Stores Company debt securities are to be sold.


              In witness whereof, the undersigned have executed this Power of Attorney on this 24th day of October, 1994.

               Signature                                 Title


           /s/ Donald B. Holbrook                       Director
           Donald B. Holbrook




                                    PAGE

                                POWER OF ATTORNEY

              KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Victor L. Lund as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and on his or her behalf to execute, in any and all capacities, and to file with the Securities and Exchange Commission on behalf of American Stores Company under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto), with all exhibits thereto, and other documents in connection therewith, pursuant to which up to $800 million of American Stores Company debt securities are to be sold.

              In witness whereof, the undersigned have executed this Power of Attorney on this 18th day of February, 1994.

               Signature                                 Title

         /s/ L.S. Skaggs                         Chairman of the Board
         L.S. Skaggs                                 and Director

         /s/ Teresa Beck                       Executive Vice President
         Teresa Beck                              Administration and
                                                  Assistant Secretray

         /s/ Louis H. Callister                        Director
         Louis H. Callister

         /s/ Leon G. Harmon                            Director
         Leon G. Harmon

         /s/ Michael T. Miller                         Director
         Michael T. Miller

         /s/ L. Tom Perry                              Director
         L. Tom Perry

         /s/ Aline W. Skaggs                           Director
         Aline W. Skaggs

         /s/ Arthur K. Smith                           Director
         Arthur K. Smith


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